SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549


               --------------------



                     FORM 8-K



                  CURRENT REPORT



       Pursuant to section 13 or 15(d) of the
          Securities Exchange Act of 1934

       Date of Report (Date of earlies event
                    reported): July 19, 1996



                ELSINORE CORPORATION
     (Exact name of registrant as specified in its charter)

     STATE OF NEVADA         1-7831            88 0117544
     (State or other      (Commission File   (IRS Employer
     jurisdiction)            Number)        of Incorporation
                                             Identification No.)





     202 Fremont Street                        89101
     Las Vegas, Nevada                       (Zip Code)
     (Address of principal
      executive offices)


     Registrant's telephone, including area code: (702) 385-4011




















     Item 5.  Other Events.


          On July 19, 1996, Elsinore Corporation issued a press release, attached hereto as an exhibit, announcing that at a hearing on July 18, 1996 in the Chapter 11 proceedings of Elsinore and a number of its subsidiaries pending in the United States Bankruptcy Court for the District of Nevada, the Bankruptcy Court indicated that it intends to enter an order confirming a plan of reorganization for Elsinore and certain of the other debtors in the proceeding.




     Item 7.  Financial Statements, Pro Forma Financial
      Information  and Exhibits.

          Exhibit No.   Description


              99      Press Release dated July 19, 1996.

































                                 2









                    SIGNATURE:


          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 22, 1996


                              ELSINORE CORPORATION




                              By:/s/ Thomas E. Martin
                              THOMAS E. MARTIN, President
                                   and Chief Executive Officer





































                                    3